Business Combination	6 Months Ended
Jun. 30, 2026
Business Combination [Abstract]
Business Combination

Note 6. Business Combination

On June 1, 2026 (the “Acquisition Date”), WISeKey, through its subsidiary SEALSQ, obtained control of Wecan, a Swiss company operating a blockchain-based digital infrastructure platform focused on secure, decentralized data exchange. The acquisition expands the Group’s secure digital identity and blockchain capabilities and is expected to provide technology, commercial and operational synergies.

The Group initially acquired a 31.87% equity interest in Wecan on June 27, 2025, for total consideration of USD 3.5 million and accounted for the investment under the equity method. The carrying amount of the investment was USD 3.4 million as of December 31, 2025. Immediately before the Acquisition Date, the Group continued to own 31.87% of Wecan’s outstanding ordinary shares. Through subscriptions in Wecan capital increases of CHF 5 million (USD 6.4 million at historical rate), the Group increased its ownership to 55.52% of the outstanding ordinary shares (51.93% on a fully diluted basis) and obtained control.

The acquisition was accounted for as a business combination achieved in stages in accordance with ASC 805 with SEALSQ identified as the accounting acquirer. The assets, liabilities and results of Wecan have been included in the Group’s condensed consolidated financial statements from June 1, 2026.

The form of consideration for the newly acquired interest was cash subscribed through capital increase. The preliminary acquisition-date fair value attributable to the acquisition consisted of the following components:

USD’000
Fair value of previously held equity interest	3,097
Fair value of interest acquired through the June 2026 capital increase	6,423
Total consideration attributable to SEALSQ	9,520
Fair value of noncontrolling interests (“NCI”)	7,627
Aggregate acquisition-date fair value, including NCI	17,147

The amounts above are based on the implied Acquisition Date equity value derived from the June 2026 capital increase. The USD 6.4 million fair value of the newly acquired interest represents SEALSQ’s cash subscription in the capital increase at historical rate. The subscription cash was received by Wecan before the Acquisition Date and included in restricted cash in the Acquisition Date balance sheet. It remained in restricted cash as of June 30, 2026, and was translated into USD at the period-end exchange rate. The acquired assets table below presents the gross acquisition-date balances recognized in consolidation. Noncontrolling interests were measured at fair value using the implied equity value and the applicable ownership percentage.

Immediately before the Acquisition Date, the Group remeasured its previously held equity interest in Wecan to its acquisition-date fair value of USD 3.1 million, resulting in a remeasurement loss of USD 320 thousand. Upon obtaining control, USD 50 thousand of accumulated other comprehensive income related to the previously held interest was reclassified to earnings, resulting in a net acquisition-date loss of USD 270 thousand. The remeasurement loss and related AOCI reclassification are presented in non-operating expense and non-operating income, respectively.

In connection with the acquisition, SEALSQ entered into a shareholders’ agreement that provides SEALSQ with an irrevocable call option to acquire all remaining shares of Wecan held by the noncontrolling shareholders. The option is exercisable solely at SEALSQ’s discretion beginning on the third anniversary of the Acquisition Date. The call option is an embedded feature of the noncontrolling interest and does not result in recognition of a separate derivative asset or liability or classification of the noncontrolling interest as redeemable equity.

The following table summarizes the preliminary allocation of the acquisition-date fair value as of June 1, 2026:

USD’000
Restricted cash	6,527
Technology	4,062
Trademarks	1,248
Cash and cash equivalents	455
Prepaid expenses and other current assets	286
Crypto assets	71
Accounts receivable	66
Total assets acquired, excluding goodwill	12,715
Deferred income tax liability	(770)
Other current liabilities	(398)
Deferred revenue	(309)
Employee benefit obligation	(295)
Accounts payable	(5)
Total liabilities assumed	(1,777)
Net identifiable assets acquired	10,938
Goodwill	6,209
Aggregate acquisition-date fair value, including NCI	17,147

The acquisition-date amounts recognized are provisional because the Group has not completed its assessment of certain acquired assets and liabilities, including the valuation of acquired intangible assets, deferred revenue, employee benefit obligations and the related deferred tax effects. The Group expects to finalize these valuations and the resulting goodwill within the measurement period, which will not exceed one year from the Acquisition Date. Measurement-period adjustments will be recognized in the reporting period in which the adjustment amounts are determined, including the related effects on earnings calculated as if the revised provisional amounts had been recognized on the Acquisition Date.

Goodwill represents the excess of the aggregate acquisition-date fair value over the fair value of identifiable assets acquired and liabilities assumed. Goodwill is primarily attributable to the expected benefits from Wecan’s assembled workforce, future technology development, commercial expansion and other synergies that do not qualify for separate recognition as identifiable intangible assets. Goodwill has been allocated provisionally to the reporting unit included within the Group’s non-reportable segment. Goodwill is recorded in Wecan’s functional currency (CHF), is translated into USD at each reporting date in accordance with ASC 830.

Goodwill is not amortized and is tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that it may be impaired, in accordance with ASC 350. No impairment indicators were identified as of June 30, 2026. Goodwill is not expected to be deductible for income tax purposes.

The acquired technology and trademarks are being amortized on a straight-line basis over preliminary estimated useful lives of 15 years. The weighted-average useful life of the acquired identifiable intangible assets is approximately 15 years.

USD’000
Technology	4,062
Trademarks	1,248
Acquired identifiable intangible assets	5,310

For the period from June 1, 2026, through June 30, 2026, Wecan contributed revenue of USD 24,333 and net loss of USD 148,543 to the Group’s condensed consolidated results.

Supplemental Pro Forma Information (Unaudited)

The following unaudited pro forma consolidated financial information presents the combined results of WISeKey and Wecan as if the acquisition had occurred on January 1, 2025:

	6 months ended June 30,
USD’000	2026	2025
Revenue	11,770	5,921
Net income (loss)	(36,829)	(23,527)

The unaudited pro forma financial information includes adjustments to reflect incremental amortization of acquired identifiable intangible assets, related income tax effects, the acquisition-date remeasurement of the previously held equity interest, acquisition-related transaction costs and elimination of intercompany transactions. The pro forma financial information does not reflect potential synergies or integration costs and is not necessarily indicative of the results that would have occurred or of future results.